LGM Risk Managed Total Return Fund

Institutional Class - LBETX

A Series of Northern Lights Fund Trust IV

(the “Fund”)

Supplement dated March 2, 2026 to

the Fund’s Prospectus and Statement of Additional Information (“SAI) dated September 29, 2025

Effective immediately, Argent Institutional Trust Company, 1751 North Westshore Boulevard, Suite 750, Tampa, FL 33607, serves as the Fund’s custodian. All references to “The Huntington National Bank," the Fund’s previous custodian, are replaced with “Argent Institutional Trust Company” in the Fund’s Prospectus and SAI. Additionally, the custodian’s address on the back cover page of the Prospectus is replaced with “1751 North Westshore Boulevard, Suite 750, Tampa, FL 33607.”

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You should read this Supplement in conjunction with the Fund's Prospectus and SAI dated September 29, 2025, which provide information that you should know about the Fund before investing. The Fund's Prospectus and SAI have each been filed with the Securities and Exchange Commission and are incorporated by reference. Copies of these documents may be obtained without charge by visiting www.LGMCapitalmanagement.com or by calling 1-844-655-9371.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE